UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 9, 2019 (April 8, 2019)

Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number

One Ravinia Drive, Suite 1300, Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2019, Internap Corporation (the “Company”) entered into a long-term cash award agreement (the “Cash Award Agreement”) with Peter D. Aquino, President and Chief Executive Officer of the Company.  The Cash Award Agreement was recommended by the Compensation Committee of the Company’s Board of Directors and approved by the Company’s Board of Directors.  The Cash Award Agreement provides for total payments to Mr. Aquino of up to $600,000 (the “Cash Award”).  50% of the Cash Award, or $300,000, will vest in three equal annual installments on the anniversary of the date of the Cash Award Agreement, provided that Mr. Aquino is employed by the Company on each such vesting date.  50% of the Cash Award, or $300,000, is subject to the performance requirement that the Company meet or exceed the free cash flow metric from the Company’s approved 2019 budget.  If the performance requirement is met, then the performance portion of the Cash Award will vest in three equal annual installments on the anniversary of the date of the Cash Award Agreement, provided that Mr. Aquino is employed by the Company on each such vesting date.  If the performance requirement is not met, then the performance portion of the Cash Award shall be cancelled. In the event of a change in control of the Company, any outstanding, unvested portion of the Cash Award will vest as of the change in control.

The foregoing summary of the Cash Award Agreement is qualified by reference to the full text of the Cash Award Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description

10.1	Cash Award Agreement, dated as of April 8, 2019, by and between Peter D. Aquino and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: April 9, 2019	By:	/s/ Richard P. Diegnan
Richard P. Diegnan
EVP, General Counsel